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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 JANUARY 6, 2006

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                          THE CHILDREN'S INTERNET, INC.
               (Exact name of registrant as specified in charter)


                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


                 000-29611                           20-1290331
         (Commission File Number)         (IRS Employer Identification No.)

                               5000 HOPYARD ROAD,
                                    SUITE 320
                              PLEASANTON, CA 94588
                         (Address of Principal Executive
                              Offices and zip code)

                                  (925)737-0144
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of The Children's Internet, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 30, 2005, The Children's Internet, Inc. a Nevada corporation ("TCI"), entered into an Executive Employment Agreement with William L. Arnold, whereby Mr. Arnold will become the President of the Company and a member of the Board of Directors. The agreement calls for a base salary of $10,000 per month with $2,500 being deferred until January 1, 2007 at which time he will be paid all sums due and owing under the Agreement. Mr. Arnold will also receive a yearly bonus equal to half of his yearly salary upon meeting certain goals established by the Company's Board of Directors. Under the agreement, Mr. Arnold is eligible to participate in all fringe benefit programs available to employees of the Company as well as any program made available to senior executives of the Company if any. The agreement also provides for the reimbursement of expenses incurred by Mr. Arnold in the course of his employment. In the event of Mr. Arnold's termination without "cause" (as defined in the agreement) by the Company, the agreement provides for a lump sum payment equal to the monthly salary due Mr. Arnold times the number of months remaining under the Agreement. A copy of the agreement is attached hereto as Exhibit 10.1

      On January 5, 2006, the company issued a press release which is attached hereto as Exhibit 99.1


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      c) Exhibits

            10.1 - Employment Agreement between William L. Arnold and The
                   Children's Internet.

            99.1 - Press Release dated January 5, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, The Children's Internet, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE CHILDREN'S INTERNET, INC.


Date:  January 6, 2006                By:  /s/ Sholeh Hamedani
                                      ------------------------------------------
                                      Sholeh Hamedani, Chief Executive Officer,
                                      Chairman of the Board


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